UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
November 7, 2006
Date of Report (Date of earliest event reported)
Thermo Fisher Scientific Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8002 (Commission File Number)	04-2209186 (IRS Employer Identification No.)

81 Wyman Street, P.O. Box 9046 Waltham, Massachusetts	02454-9046
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     In connection with the closing on November 9, 2006 of Thermo Fisher Scientific Inc.’s (formerly Thermo Electron Corporation) (the “Company” or “Thermo Fisher”) merger with Fisher Scientific International Inc. (“Fisher”) (the “Fisher Merger”), pursuant to the Agreement and Plan of Merger dated as of May 7, 2006 by and among Thermo Fisher, Trumpet Merger Corporation (“Merger Sub”) and Fisher (the “Merger Agreement”), the Company entered into the following agreements:
Amendments to Executive Change in Control Retention Agreements
     It is Thermo Fisher’s practice, after the Fisher Merger, to enter into executive change in control retention agreements with its executive officers and certain other key employees that provide cash and equity-based severance benefits if there is a change in control of Thermo Fisher and their employment is terminated by the Company without “cause” or by the individual for “good reason,” as those terms are defined therein, within 18 months thereafter. For purposes of these agreements, a change in control exists upon (i) the acquisition by any person of 40% or more of the outstanding common stock or voting securities of Thermo Fisher; (ii) the failure of the Board to include a majority of directors who are “continuing directors,” which term is defined to include directors who were members of the Board on the date of the agreement or who subsequent to the date of the agreement were nominated or elected by a majority of directors who were “continuing directors” at the time of such nomination or election; (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving Thermo Fisher or the sale or other disposition of all or substantially all of the assets of Thermo Fisher unless immediately after such transaction (a) all holders of common stock immediately prior to such transaction own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (b) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or (iv) approval by stockholders of a complete liquidation or dissolution of Thermo Fisher.
     Prior to the Fisher Merger, the executive change in control retention agreements with executive officers and certain key employees, including each of Marijn Dekkers, Marc Casper, Guy Broadbent, Seth Hoogasian, and Peter Wilver provided, among other things, that, upon a change in control, all options to purchase common stock held by the individual as of the date of the change in control shall become fully vested and immediately exercisable, and shares of common stock issued upon exercise of such stock options and all shares of restricted common stock held by the individual as of the date of the change in control will no longer be subject to the right of repurchase by the Company. Pursuant to these agreements, all stock options and restricted grants for Messrs. Dekkers, Casper, Broadbent, Hoogasian and Wilver accelerated on November 9, 2006 in connection with the closing of the Fisher Merger; however, Mr. Dekkers waived acceleration of his stock options in connection with the closing of the Fisher Merger.
     The terms of the executive change in control retention agreement are more fully described in the Company’s Proxy Statement dated April 11, 2006.

     On November 9, 2006, Thermo Fisher entered into an amendment to the executive change in control retention agreements with its executive officers and certain key employees, including each of Messrs. Casper, Broadbent, Hoogasian and Wilver, such that upon a change in control after November 9, 2006, each outstanding option and restricted stock award granted on or after November 9, 2006 no longer accelerates automatically upon a change in control, but vests if the employee is terminated by the Company without “cause” or by the individual with “good reason,” as those terms are defined therein, in each case within 18 months of a change in control. Through an amendment to his employment agreement, Mr. Dekkers agreed that his equity grants would no longer automatically accelerate upon a change in control but would vest upon a termination of his employment without cause or if he leaves for good reason, regardless of whether a change in control existed or not. The Form of Amendment No. 1 to Executive Change in Control Retention Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The letter agreement amending Mr. Dekkers’ employment agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.
New Executive Change in Control Retention Agreements
     On November 9, 2006 Thermo Fisher entered into executive change in control retention agreements with certain persons who became executives on or after November 9, 2006 (“New Executives”), that provide cash and equity-based severance benefits if there is a change in control of Thermo Fisher and their employment is terminated by the Company without “cause” or by the individual for “good reason,” as those terms are defined therein, in each case within 18 months thereafter.
     The terms of the Company’s form of executive change in control retention agreement with New Executives are substantially similar to the existing form, which are more fully described in the Company’s Proxy Statement dated April 11, 2006, but taking into account the November 9, 2006 amendment described above and filed herewith. With respect to equity, the form of executive change in control retention agreement with New Executives provides (as does the amendment described above) that each outstanding option and restricted stock award granted on or after November 9, 2006 vests if the employee is terminated by the Company without “cause” or by the individual with “good reason,” as those terms are defined therein, in each case within 18 months of a change in control. The Form of Executive Change in Control Retention Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K.
Noncompetition Agreements
     Effective November 9, 2006, Thermo Fisher entered into noncompetition agreements with its executive officers and certain key employees, other than Mr. Dekkers, whose employment agreement already includes similar provisions.
     The terms of the noncompetition agreement provide that during the term of the employee’s employment with the Company, and for a period of twelve (12) months thereafter, the employee will not engage, participate or invest in or be employed by a business which competes with the Company.

     The agreement also contains provisions that restrict the employee’s ability during the term of the employee’s employment with the Company and for a period of twelve (12) months after termination, to solicit or hire employees of the Company or to solicit customers of the Company.
     The Form of Noncompetition Agreement for executive officers other than Messrs. Casper and Broadbent is filed as Exhibit 10.4 to this Current Report on Form 8-K. The Noncompetition Agreements for Messrs. Casper and Broadbent are filed as Exhibits 10.5 and 10.6 to this Current Report on Form 10-K.
Amended Severance Agreements for Certain Executive Officers
     In connection with the execution of the noncompetition agreements with Messrs. Casper and Broadbent, effective November 9, 2006, the Company entered into amended executive severance agreements with Messrs. Casper and Broadbent. The amendments provide that if either of the executives is terminated without cause or leaves the Company for good reason, he will be entitled to severance pay equal to two times his base salary and target bonus, as well as a pro rata bonus for the year in which he is terminated. In addition, the vesting of the stock options and time-based restricted stock granted to Messrs. Casper and Broadbent on November 9, 2006, as described below, would accelerate, and Messrs. Casper and Broadbent would be entitled to benefits continuation for a period of twenty-four months following the termination.
     Amendment No. 1 to Executive Severance Agreement with Mr. Casper, dated as of November 9, 2006, is filed as Exhibit 10.7 to this Current Report on Form 8-K. Amendment No. 1 to Executive Severance Agreement with Mr. Broadbent, dated as of November 9, 2006 is filed as Exhibit 10.8 to this Current Report on Form 8-K.
Amendments to Equity Plans
     On November 9, 2006, the Board of Directors (the “Board”) of the Company approved certain changes to Thermo Fisher’s 2005 Stock Incentive Plan and Fisher’s 2005 Equity and Incentive Plan. The amended Thermo Fisher plan provides that each outstanding option and restricted stock award granted on or after November 9, 2006 vests if the employee is terminated by the Company without “cause” or by the individual with “good reason,” as those terms are defined therein, in each case within 18 months of a change in control. The amended Fisher plan conforms certain terms of the current Fisher plan to the amended Thermo Fisher plan. The Thermo Fisher Scientific Inc. 2005 Stock Incentive Plan, as amended and restated on November 9, 2006, and the Fisher Scientific International Inc. 2005 Equity and Incentive Plan, as amended for awards granted on or after November 9, 2006, are filed as Exhibits 10.9 and 10.10, respectively, to this Current Report on Form 8-K. The form of Stock Option Agreement for options granted under the Fisher Scientific International Inc. 2005 Equity and Incentive Plan, as amended for awards granted on or after November 9, 2006, is filed as Exhibit 10.11 to this Current Report on Form 8-K.
Item 2.01 Completion of Acquisition or Disposition of Assets
     On November 9, 2006, Thermo Fisher issued a press release announcing the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of May 7, 2006, by and between Thermo Electron Corporation, Merger Sub and Fisher. Pursuant to the Merger Agreement, at the effective time of the Fisher Merger, Merger Sub merged with and into Fisher and each share of common stock of Fisher issued and outstanding immediately prior to the effective time of the Fisher Merger, subject to certain exceptions, was converted into the right to receive two shares of Thermo Fisher common stock. In addition, each option to acquire shares of Fisher common stock granted pursuant to option plans and other stock based awards that was outstanding and unexercised immediately prior to the effective time was converted into an option to acquire shares of Thermo Fisher common stock, as adjusted to reflect the exchange ratio.
          The foregoing description is qualified in its entirety by the text of the press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          Upon the closing of the Fisher Merger (the “Closing”), the Company became a co-obligor on the following notes of Fisher:
•	$300,000,000 6 3/4% Senior Subordinated Notes due 2014

•	$497,500,000 6 1/8% Senior Subordinated Notes due 2015

•	$300,000,000 2.50% Convertible Senior Notes due 2023

•	$330,000,000 3.25% Convertible Senior Subordinated Notes due 2024

•	$344,600,000 Floating Rate Convertible Senior Debentures due 2033
          such that Thermo Fisher agreed to assume, jointly and severally with Fisher, the obligation to pay the principal of and any premium and interest on the notes on the dates and in the manner provided for in the relevant notes and the relevant indenture. Interest on the notes is payable semi-annually, except in respect of the Floating Rate Convertible Senior Debentures due 2033, in respect of which interest is payable quarterly. Under certain circumstances, holders of the notes can accelerate the payment obligations upon the occurrence of an event of default, as defined in the applicable indenture.
          Also upon Closing, the Company entered into supplemental indentures in respect of Fisher’s 2.50% Convertible Senior Notes due 2023, 3.25% Convertible Senior Subordinated Notes due 2024, and Floating Rate Convertible Senior Debentures due 2033, each of which was required by the applicable indenture and provided that such notes or debentures, as applicable, if and when convertible, shall be convertible into the kind and amount of shares of stock which a holder of such security would have been entitled to receive upon the merger had the notes or debentures, as applicable, been converted into the common stock of Fisher immediately prior to the merger.
          Pursuant to a consent solicitation by Fisher concluded September 20, 2006, at Closing, Thermo Fisher and Fisher executed supplemental indentures in connection with Fisher’s 6 3/4% Senior Subordinated Notes due 2014 and 6 1/8% Senior Subordinated Notes due 2015 that (i) modified the covenant that required Fisher to provide certain information to the applicable trustee and holders such that the filing of periodic reports with the Securities and Exchange Commission by Thermo Fisher will satisfy the information requirement; and (ii) modified the provision addressing the effect of credit ratings on certain covenants such that the rating necessary for termination or suspension of such covenants will be the rating of the relevant series of notes.
     The Supplemental Indentures are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Departure of Directors
     In connection with the closing of the Fisher Merger, on November 9, 2006, Robert McCabe and John LaMattina resigned from the Board.
Election of Directors
     In connection with the closing of the Fisher Merger, on November 9, 2006, Paul Meister, Bruce Koepfgen and Scott Sperling were elected to the Board of Directors of Thermo Fisher. Mr. Meister was appointed to the Strategy Review Committee and the Executive Committee of the Board, Mr. Koepfgen was appointed to the Audit Committee of the Board and Mr. Sperling was appointed to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. The Company agreed in the Merger Agreement to amend its bylaws to provide that Mr. Meister would serve as Chairman of the Board of Directors of the Company. A copy of the amendment to Thermo Fisher’s Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K.
Compensatory Arrangements of Certain Officers
     On November 9, 2006, the Compensation Committee of Thermo Fisher took the following actions relating to executive compensation:
     Base Salary — Approval of Increases. Effective November 10, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) increased the annual base salary of the Company’s executive officers. The annual base salary approved by the Compensation Committee for the Company’s “named executive officers” (as defined by Item 402(a)(3) of Regulation S-K) is set forth in the table below.
     Revised Target Bonus for 2006. The Company’s executive officers have annual target cash bonus amounts, expressed as a percentage of their annual base salaries. The percentages for certain executive officers were adjusted by the Compensation Committee on November 9, 2006. The revised target bonus percentages approved by the Compensation Committee for the Company’s named executive officers are set forth in the table below.
     Stock Options — Approval of Grants for November 9, 2006. The Compensation Committee granted stock options to the Company’s executive officers under the Company’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006. The stock option grants for the executive officers, other than Messrs. Dekkers, Casper and Broadbent are evidenced by the Company’s standard form of Stock Option Agreement to its directors and officers, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.12. The stock option grant to the chief executive officer, Marijn Dekkers, is evidenced by the Company’s standard form of Stock Option Agreement for Mr. Dekkers, and the letter agreement dated as of November 9, 2006 between the Company and Mr. Dekkers (described in more detail below), copies of which are filed with this Current Report on Form 8-K as Exhibits 10.13 and 10.2, respectively. The stock option grant to the executive vice president, Marc Casper, is evidenced by the Stock Option Agreement for Mr. Casper, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.14. The stock option grant to the senior vice president, Guy Broadbent, is evidenced by the Stock Option Agreement for Mr. Broadbent, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.15. The options for executive officers generally all (a) vest in equal annual installments over the five-year period commencing on the date of grant (i.e., the first 1/5 of a stock option grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date, (b) have an exercise price equal to the closing price of the Company’s common stock on the New York Stock Exchange on the date of grant, and (c) have a term of 7 years from such date. The stock option grants approved by the Compensation Committee for the Company’s named executive officers are set forth in the table below.
          Restricted Stock – Approval of Grants for November 9, 2006.
          The Compensation Committee granted time-based restricted stock to the Company’s executive officers under the Company’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006. The time-based restricted stock grants for the executive officers, other than Messrs. Dekkers, Casper and Broadbent, are evidenced by the Company’s standard form of Restricted Stock Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.16. The time-based restricted stock grant to the chief executive officer is evidenced by the Company’s standard form of Restricted Stock Agreement for Mr. Dekkers, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.17. The time-based restricted stock grant to the executive vice president is evidenced by the Restricted Stock Agreement for Mr. Casper, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.18. The time-based restricted stock grant to the senior vice president is evidenced by the Restricted Stock Agreement for Mr. Broadbent, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.19. The time-based restricted stock grants for executive officers generally all vest in equal annual installments over the three-year period commencing on the date of grant (i.e., the first 1/3 of a restricted stock grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date.
          The Compensation Committee also granted performance-based restricted stock to the Company’s executive officers under the Company’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006. The performance-based restricted stock grants for the executive officers are evidenced by the Company’s standard form of Performance Restricted Stock Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.20. In connection with awards of performance-based restricted stock, the Compensation Committee adopted as performance goals the measures (i) organic revenue, (ii) adjusted earnings per share and (iii) stock price. The vesting of the performance-based restricted stock awards is as follows:
•	Twenty-five percent (25%) of the restricted shares shall vest on the day the Compensation Committee certifies that (i) the performance goals related to the

Company’s organic revenues for the period 2007 and 2008 have been achieved, and (ii) the performance goals related to the Company’s stock price during the period January 1, 2009 through November 9, 2010 have been achieved, (such date of certification being referred to as the “First Revenue Vesting Date”), and another twenty-five percent (25%) of the restricted shares shall vest on the first anniversary of the First Revenue Vesting Date; and
•	Twenty-five percent (25%) of the restricted shares shall vest on the day the Compensation Committee certifies that (i) the performance goals related to the Company’s adjusted earnings per share for the period 2007 and 2008 have been achieved and (ii) the performance goals related to the Company’s stock price during the period January 1, 2009 through November 9, 2010 have been achieved (such date of certification being referred to as the “First EPS Vesting Date”), and another twenty-five percent (25%) of the restricted shares shall vest on the first anniversary of the First EPS Vesting Date.
          Restricted shares may vest under one or both of the above clauses; each clause operates independently of the other. The restricted stock grants approved by the Compensation Committee for the Company’s named executive officers are set forth in the table below.
          CEO Employment Agreement -Amendment. The Compensation Committee approved, and the Company and Mr. Dekkers entered into, a letter agreement dated as of November 9, 2006 that provided that (a) all references in Mr. Dekkers’ Amended & Restated Employment Agreement to the “Reference Bonus Amount” shall mean 110% of his then current salary and (b) the stock option to purchase 549,900 shares of the Company’s common stock, exercisable for a period of 7 years from the date of grant, being granted to Mr. Dekkers on November 9, 2006, shall be in lieu of the stock option to purchase 260,000 shares of the Company’s common stock, to which he is entitled pursuant to Section 6(c) of his Amended & Restated Employment Agreement. The letter agreement also modifies certain provisions of Mr. Dekkers’ stock option and restricted stock awards granted on or after November, 9, 2006. The letter agreement with Mr. Dekkers is filed as Exhibit 10.2 to this Current Report on Form 8-K.

					Securities
				Securities	Underlying
			Securities	Underlying	November 9,
		Target	Underlying	November 9,	2006
	Salary	Bonus for	November	2006	Restricted
	(Effective	2006	9, 2006	Restricted	Stock Grant
	November	(percentage	Option	Stock Grant	(performance-
Name	10, 2006)	of salary)	Grant	(time-based)	based)
Marijn E. Dekkers President and Chief Executive Officer	$1,050,000	110%	549,900	47,200	47,200
Marc N. Casper Executive Vice President	$620,000	85%	251,900	21,600	21,600
Guy Broadbent Senior Vice President	$480,000	70%	151,400	13,000	13,000
Seth H. Hoogasian Senior Vice President, General Counsel and Secretary	$435,000	60%	116,800	10,100	10,100
Peter M. Wilver Senior Vice President, Chief Financial Officer	$535,000	70%	150,400	12,900	12,900
Director Compensation Matters
     On November 7, 2006, the Board approved the following annual compensation for non-management directors, effective upon the closing of the Fisher Merger:
I.	Board Members (Other than the Chairman)
A.	Annual Cash Compensation

Annual Cash Retainer:	$70,000
Additional Cash Retainer for Presiding Director:	$3,000
Additional Cash Retainer for Chairman of Compensation Committee:	$10,000
Additional Cash Retainer for Chairman of Audit Committee:	$20,000
Additional Cash Retainer for Chairs of Nominating and Corporate Governance Committee; and Strategy Committee:	$5,000

B.	Meeting Fees

If a Board Committee meets more than six times during a calendar year, then the members thereof shall receive the following fees for attending meetings that exceed six in number:

Committee Meeting Fees:	$1,500 per meeting attended in person, on a day other than a day on which the Board meets

$1,000 per meeting attended in person, on the same day as a Board meeting

Telephone Committee Meeting Fees:	$750 per meeting attended by conference telephone
Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings.

C.	Stock Options

Annual grant of options for 10,500 shares, vesting 1/3 on each of the first three anniversaries of the grant date, expiring seven years from the grant date, except in May 2007.

II.	Chairman of the Board

A.	Annual Cash Compensation

Annual Cash Compensation (in lieu of annual retainer and meeting fees): $250,000

B.	Stock Options

Annual grant of options for 10,500 shares, vesting 1/3 on each of the first three anniversaries of the grant date, expiring seven years from the grant date, except in May 2007.

Fisher Merger Option Grant to Non-Management Directors

In connection with the closing of the Fisher Merger, the Board also approved a grant to directors effective upon the closing of the Fisher Merger. Each non-management director received options for 15,600 shares, vesting 1/3 each on the first three anniversaries of the grant date, expiring seven years from the grant date. The grants are evidenced by the Company’s standard form of Stock Option Agreement to its directors and officers, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.12. In connection with this one-time grant, the Board approved an amendment to the Company’s Directors Stock Option Plan providing that directors will not receive the normal annual grant in May 2007. The Thermo Fisher Scientific Inc. Directors Stock Option Plan, as amended and restated on November 9, 2006 is filed with this Current Report on Form 8-K as Exhibit 10.21.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective November 9, 2006, the Company’s Third Amended and Restated Certificate of Incorporation was amended to increase the number of authorized shares of the Company’s common stock and to change the name of the Company to “Thermo Fisher Scientific Inc.” A copy of the amendment to the Company’s Third Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Form 8-K.
     Also effective November 9, 2006, Thermo Fisher’s Bylaws were amended to add provisions governing the Chief Executive Officer and Chairman positions and board of director composition. The bylaw amendment provides that as of the effective date of the Fisher Merger, Mr. Dekkers shall continue to serve as President and Chief Executive Officer of the Company and Mr. Meister shall become Chairman of the board of directors of the Company. The amendment further provides that on the effective date of the Fisher Merger, and continuing for a period of three years following the effective date, the composition of the combined company’s board of directors will be maintained at a ratio of five continuing Thermo Electron directors to three continuing Fisher directors. Any vacancies on the board of directors created by the cessation of service of a director will be filled by a nominee proposed to the Nominating and Corporate Governance Committee of the Board by a majority of the remaining continuing Thermo Electron directors in the case of a vacancy from among the continuing Thermo Electron directors, and by a majority of the remaining continuing Fisher directors in the case of a vacancy from among the continuing Fisher directors. Until the third anniversary of the effective time, the affirmative vote of at least 75% of the full board of directors will be required for any amendment of or change to the bylaw provisions relating to board composition described above. A copy of the amendment to Thermo Fisher’s Bylaws is filed as Exhibit 3.2 to this Form 8-K.
Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
     Effective November 9, 2006, the Board of Directors of the Company approved the Thermo Fisher Scientific Inc. Code of Business Conduct and Ethics, which was intended to reconcile differences between the pre-merger Thermo Electron Corporation code and the Fisher Scientific International Inc. code. The changes from Thermo Fisher’s pre-merger code of business conduct and ethics relate primarily to the reconciliation of the two companies’ policies with respect to gifts to and from employees and restrictions on alcohol use at company functions.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     The Report of Independent Registered Public Accounting Firm is hereby incorporated by reference to Exhibit 99.2 hereto.
     The audited consolidated balance sheets of Fisher as of December 31, 2005 and December 31, 2004 and the consolidated statements of operations, consolidated statements of changes in stockholders’ equity and other comprehensive income and consolidated statements of cash flows of Fisher for each of the three years in the period ended December 31, 2005, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.3 hereto.
     The unaudited consolidated balance sheet of Fisher as of September 30, 2006 and the consolidated statement of operations, consolidated statement of changes in stockholders’ equity and consolidated statement of cash flows for the period ended September 30, 2006, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.4 hereto.
(b) Pro Forma Financial Information.
     The following pro forma financial information is being filed with this report as Exhibit 99.5 and is incorporated herein by reference:
     1) Unaudited pro forma condensed combined balance sheet as of September 30, 2006;
     2) Unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2006 and the year ended December 31, 2005; and
     3) Notes to unaudited pro forma condensed combined financial statements.
(d) Exhibits
     The following exhibits are filed herewith:

Exhibit
No.	Description of Exhibit

3.1	Amendment to Thermo Fisher Scientific Inc.’s Third Amended and Restated Certificate of Incorporation

3.2	Amendment to Thermo Fisher Scientific Inc.’s Bylaws

4.1	Second Supplemental Indenture, dated as of November 9, 2006, between Thermo Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York Trust Company, N.A. as Trustee, relating to Fisher’s 6 3/4% Senior Subordinated Notes due 2014

4.2	Second Supplemental Indenture, dated as of November 9, 2006, between Thermo

Exhibit
No.	Description of Exhibit

Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York Trust Company, N.A. as Trustee, relating to Fisher’s 6 1/8% Senior Subordinated Notes due 2015

4.3	Second Supplemental Indenture, dated as of November 9, 2006, between Thermo Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York, as successor trustee for J.P. Morgan Trust Company, National Association, relating to Fisher’s 2.50% Convertible Senior Notes due 2023

4.4	Second Supplemental Indenture, dated as of November 9, 2006, between Thermo Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York, as successor trustee for J.P. Morgan Trust Company, National Association, relating to Fisher’s 3.25% Convertible Senior Subordinated Notes due 2024

4.5	First Supplemental Indenture, dated as of November 9, 2006, between Thermo Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York Trust Company, N.A. as Trustee, relating to Fisher’s Floating Rate Convertible Senior Debentures due 2033

10.1	Form of Amendment to Executive Change in Control Retention Agreement dated November 9, 2006 between the Registrant and certain key employees and executive officers who signed original agreements prior to November 9, 2006

10.2	Letter Agreement dated November 9, 2006, between the Registrant and Mr. Dekkers

10.3	Form of Executive Change in Control Retention Agreement dated November 9, 2006 between the Registrant and certain persons who became executives on or after November 9, 2006

10.4	Form of Noncompetition Agreement between the Registrant and certain key employees and executive officers

10.5	Noncompetition Agreement between the Registrant and Mr. Casper, dated as of November 9, 2006

10.6	Noncompetition Agreement between the Registrant and Mr. Broadbent, dated as of November 9, 2006

10.7	Amendment No. 1 to Executive Severance Agreement with Mr. Casper, dated as of November 9, 2006

10.8	Amendment No. 1 to Executive Severance Agreement with Mr. Broadbent, dated as of November 9, 2006

10.9	Thermo Fisher Scientific Inc. 2005 Stock Incentive Plan, as amended and restated on November 9, 2006

10.10	Fisher Scientific International Inc. 2005 Equity and Incentive Plan, as amended for awards granted on or after November 9, 2006

10.11	Form of Stock Option Agreement for use in connection with the grant of stock options under the Fisher Scientific International Inc. 2005 Equity and Incentive Plan, as amended for awards granted on or after November 9, 2006

10.12	Form of Thermo Fisher Scientific Stock Option Agreement for use in connection with the grant of stock options under the Registrant’s equity plans, as amended and restated on November 9, 2006 to officers and directors of the Registrant

10.13	Form of Thermo Fisher Scientific Inc. Stock Option Agreement for use in connection with the grant of stock options under the Registrant’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006 to Mr. Dekkers

10.14	Stock Option Agreement dated November 9, 2006 with Mr. Casper

10.15	Stock Option Agreement dated November 9, 2006 with Mr. Broadbent

10.16	Form of Thermo Fisher Scientific Inc. Restricted Stock Agreement for use in connection with the grant of restricted stock under the Registrant’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006 to officers of the Registrant

10.17	Form of Thermo Fisher Scientific Inc. Restricted Stock Agreement for use in connection with the grant of restricted stock under the Registrant’s 2005 Stock

Exhibit
No.	Description of Exhibit

Incentive Plan, as amended and restated on November 9, 2006 to Mr. Dekkers

10.18	Restricted Stock Agreement dated November 9, 2006 with Mr. Casper

10.19	Restricted Stock Agreement dated November 9, 2006 with Mr. Broadbent

10.20	Form of Thermo Fisher Scientific Inc. Performance Restricted Stock Agreement for use in connection with the grant of performance restricted stock under the Registrant’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006

10.21	Thermo Fisher Scientific Directors Stock Option Plan, as amended and restated on November 9, 2006

10.22	Summary of Thermo Fisher Scientific Inc. Annual Director Compensation

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm

99.1	Press Release dated November 9, 2006

99.2	Report of Independent Registered Public Accounting Firm (incorporated by reference to Fisher Scientific International Inc.’s Current Report on Form 8-K filed May 11, 2006)

99.3	The audited consolidated balance sheets of Fisher Scientific International Inc. as of December 31, 2005 and December 31, 2004 and the consolidated statements of operations, consolidated statements of changes in stockholders’ equity and other comprehensive income and consolidated statements of cash flows of Fisher for each of the three years in the period ended December 31, 2005, and the notes related thereto (incorporated by reference to Fisher Scientific International Inc.’s Current Report on Form 8-K filed May 11, 2006)

99.4	The unaudited consolidated balance sheet of Fisher Scientific International Inc. as of September 30, 2006 and the consolidated statement of operations, consolidated statement of changes in stockholders’ equity and consolidated statement of cash flows for the period ended September 30, 2006, and the notes related thereto (incorporated by reference to Fisher Scientific International Inc.’s Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2006)

99.5	Pro Forma financial information listed in Item 9.01(b)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 14th day of November, 2006.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Seth H. Hoogasian

	Name:	Seth H. Hoogasian
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

3.1	Amendment to Thermo Fisher Scientific Inc.’s Third Amended and Restated Certificate of Incorporation

3.2	Amendment to Thermo Fisher Scientific Inc.’s Bylaws

4.1	Second Supplemental Indenture, dated as of November 9, 2006, between Thermo Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York Trust Company, N.A. as Trustee, relating to Fisher’s 6 3/4% Senior Subordinated Notes due 2014

4.2	Second Supplemental Indenture, dated as of November 9, 2006, between Thermo Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York Trust Company, N.A. as Trustee, relating to Fisher’s 6 1/8% Senior Subordinated Notes due 2015

4.3	Second Supplemental Indenture, dated as of November 9, 2006, between Thermo Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York, as successor trustee for J.P. Morgan Trust Company, National Association, relating to Fisher’s 2.50% Convertible Senior Notes due 2023

4.4	Second Supplemental Indenture, dated as of November 9, 2006, between Thermo Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York, as successor trustee for J.P. Morgan Trust Company, National Association, relating to Fisher’s 3.25% Convertible Senior Subordinated Notes due 2024

4.5	First Supplemental Indenture, dated as of November 9, 2006, between Thermo Fisher Scientific Inc., Fisher Scientific International Inc. and the Bank of New York Trust Company, N.A. as Trustee, relating to Fisher’s Floating Rate Convertible Senior Debentures due 2033

10.1	Form of Amendment to Executive Change in Control Retention Agreement dated November 9, 2006 between the Registrant and certain key employees and executive officers who signed original agreements prior to November 9, 2006

10.2	Letter Agreement dated November 9, 2006, between the Registrant and Mr. Dekkers

10.3	Form of Executive Change in Control Retention Agreement dated November 9, 2006 between the Registrant and certain persons who became executives on or after November 9, 2006

10.4	Form of Noncompetition Agreement between the Registrant and certain key employees and executive officers

10.5	Noncompetition Agreement between the Registrant and Mr. Casper, dated as of November 9, 2006

10.6	Noncompetition Agreement between the Registrant and Mr. Broadbent, dated as of November 9, 2006

10.7	Amendment No. 1 to Executive Severance Agreement with Mr. Casper, dated as of November 9, 2006

10.8	Amendment No. 1 to Executive Severance Agreement with Mr. Broadbent, dated as of November 9, 2006

10.9	Thermo Fisher Scientific Inc. 2005 Stock Incentive Plan, as amended and restated on November 9, 2006

10.10	Fisher Scientific International Inc. 2005 Equity and Incentive Plan, as amended for awards granted on or after November 9, 2006

10.11	Form of Stock Option Agreement for use in connection with the grant of stock options under the Fisher Scientific International Inc. 2005 Equity and Incentive Plan, as amended for awards granted on or after November 9, 2006

10.12	Form of Thermo Fisher Scientific Stock Option Agreement for use in connection with the grant of stock options under the Registrant’s equity plans, as amended and restated on November 9, 2006 to officers and directors of the Registrant

Exhibit
No.	Description of Exhibit

10.13	Form of Thermo Fisher Scientific Inc. Stock Option Agreement for use in connection with the grant of stock options under the Registrant’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006 to Mr. Dekkers

10.14	Stock Option Agreement dated November 9, 2006 with Mr. Casper

10.15	Stock Option Agreement dated November 9, 2006 with Mr. Broadbent

10.16	Form of Thermo Fisher Scientific Inc. Restricted Stock Agreement for use in connection with the grant of restricted stock under the Registrant’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006 to officers of the Registrant

10.17	Form of Thermo Fisher Scientific Inc. Restricted Stock Agreement for use in connection with the grant of restricted stock under the Registrant’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006 to Mr. Dekkers

10.18	Restricted Stock Agreement dated November 9, 2006 with Mr. Casper

10.19	Restricted Stock Agreement dated November 9, 2006 with Mr. Broadbent

10.20	Form of Thermo Fisher Scientific Inc. Performance Restricted Stock Agreement for use in connection with the grant of performance restricted stock under the Registrant’s 2005 Stock Incentive Plan, as amended and restated on November 9, 2006

10.21	Thermo Fisher Scientific Directors Stock Option Plan, as amended and restated on November 9, 2006

10.22	Summary of Thermo Fisher Scientific Inc. Annual Director Compensation

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm

99.1	Press Release dated November 9, 2006

99.2	Report of Independent Registered Public Accounting Firm (incorporated by reference to Fisher Scientific International Inc.’s Current Report on Form 8-K filed May 11, 2006)

99.3	The audited consolidated balance sheets of Fisher Scientific International Inc. as of December 31, 2005 and December 31, 2004 and the consolidated statements of operations, consolidated statements of changes in stockholders’ equity and other comprehensive income and consolidated statements of cash flows of Fisher for each of the three years in the period ended December 31, 2005, and the notes related thereto (incorporated by reference to Fisher Scientific International Inc.’s Current Report on Form 8-K filed May 11, 2006)

99.4	The unaudited consolidated balance sheet of Fisher Scientific International Inc. as of September 30, 2006 and the consolidated statement of operations, consolidated statement of changes in stockholders’ equity and consolidated statement of cash flows for the period ended September 30, 2006, and the notes related thereto (incorporated by reference to Fisher Scientific International Inc.’s Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2006)

99.5	Pro Forma financial information listed in Item 9.01(b)